UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 9, 2007

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

DB US DOLLAR INDEX MASTER TRUST

DB US DOLLAR INDEX BULLISH MASTER FUND

DB US DOLLAR INDEX BEARISH MASTER FUND

(Rule 140 Co-Registrant)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware DB US Dollar Index Master Trust , Delaware	87-0778080 (Trust) 87-0778081 (Master Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33315, 001-33316, 001-33317, 011-33318, 001-33319

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

Effective as of April 9, 2007, Gregory Collett resigned as Principal Financial Officer of DB Commodity Services LLC, the managing owner (the “Managing Owner”) of each of PowerShares DB US Dollar Index Trust, PowerShares DB US Dollar Index Bullish Fund, PowerShares DB US Dollar Index Bearish Fund, DB US Dollar Index Master Trust, DB US Dollar Index Bullish Master Fund and DB US Dollar Index Bearish Master Fund. Mr. Collett will remain as a member of the Board of Managers, principal and Chief Operating Officer of the Managing Owner.

Effective as of April 9, 2007, Kevin Rich, Chief Executive Officer, principal, and a member of the Board of Managers of the Managing Owner, has been appointed as Principal Financial Officer of the Managing Owner to fill the vacancy created by the resignation of Gregory Collett from said office. An updated biography of Mr. Rich is set forth below:

Kevin Rich, age 46, joined Deutsche Bank AG in June 2003 and serves as a Director in the Global Currency & Commodities Complex Risk Group with responsibility for providing currency and commodity-based investor solutions to the DB sales force in the Americas. Mr. Rich serves as an associated person, principal, Chief Executive Officer and Principal Financial Officer of the Managing Owner and as an associated person of Deutsche Bank Securities Inc. Prior to joining Deutsche Bank, Mr. Rich was a Regional Vice President from November 2002 through May 2003 in Product Distribution for Claymore Securities, Inc. (“Claymore”), responsible for distribution of closed-end funds and unit investment trusts in the State of New York. Mr. Rich acted as an independent product development consultant prior to joining Claymore (August through October, 2002). From January 2000 through July 2002, Mr. Rich worked at Lehman Brothers, Inc. Mr. Rich served in several roles supporting the equities, fixed income and investment banking product lines. Mr. Rich received his MBA in Finance from the New York University Leonard N. Stern School of Business in 1996 and his Bachelors of Science in Business Administration from Taylor University in Upland, Indiana in 1983.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name: Kevin Rich
Title: Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name: Gregory S. Collett
Title: Chief Operating Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name: Kevin Rich
Title: Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name: Gregory S. Collett
Title: Chief Operating Officer

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name: Kevin Rich
Title: Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name: Gregory S. Collett
Title: Chief Operating Officer

DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name: Kevin Rich
Title: Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name: Gregory S. Collett
Title: Chief Operating Officer

DB US Dollar Index Bullish Master Fund, a series of DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name: Kevin Rich
Title: Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name: Gregory S. Collett
Title: Chief Operating Officer

DB US Dollar Index Bearish Master Fund, a series of DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name: Kevin Rich
Title: Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name: Gregory S. Collett
Title: Chief Operating Officer

Date: April 10, 2007